UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2011

TIB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	000-21329	65-0655973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

599 9th Street North, Suite 101
Naples, FL 34102-5624
(Address of principal executive offices) (Zip Code)

(239) 263-3344
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Effective April 19, 2011, the Audit Committee of the Board of Directors (the “Audit Committee”) of TIB Financial Corp. (the “Company”) approved the dismissal of Crowe Horwath LLP (“Crowe Horwath”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2010 and 2009 and during the period from January 1, 2011 through April 19, 2011, the Company had (i) no disagreements with Crowe Horwath on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Crowe Horwath’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

Crowe Horwath’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 does not contain any adverse opinion or disclaimer of opinion, nor is it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Crowe Horwath a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Crowe Horwath furnish the Company with a letter addressed to the SEC stating whether or not Crowe Horwath agrees with the above statements. A copy of such letter, dated April 20, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Also, effective April 19, 2011, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year.

During the fiscal years ended December 31, 2010 and 2009 and during the period from January 1, 2011 through April 19, 2011, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advices was provided that PricewaterhouseCoopers, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or any reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

Exhibit 16.1	Letter of Crowe Horwath dated April 20, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2011	TIB FINANCIAL CORP.

	By:	/s/ Stephen J. Gilhooly
Stephen J. Gilhooly
EVP and Treasurer

Exhibit Index

Exhibit No.	Description of Document

Exhibit 16.1	Letter of Crowe Horwath dated April 20, 2011